EXECUTION VERSION

SUPPLEMENT NO. 1 dated as of September 30, 2021 (this “Supplement”), to the Amended and Restated Guarantee and Collateral Agreement, dated as of August 22, 2011, as amended and restated as of January 6, 2014, as further amended and restated as of March 31, 2016 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), the Foreign Borrowers from time to time party thereto, the Subsidiary Loan Parties from time to time party thereto and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”).
A. Reference is made to the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016, as further amended and restated as of August 28, 2019 (as further amended by (I) that certain First Amendment, dated as of October 7, 2019, (II) that certain Second Amendment, dated as of April 7, 2020, (III) that certain Third Amendment, dated as of January 22, 2021, (IV) that certain Fourth Amendment, dated as of February 4, 2021, (V) that certain Incremental Revolving Facility Agreement, dated as of February 16, 2021, (VI) that certain Incremental Term Loan A Facility Agreement, dated as of February 16, 2021 and (VII) that certain Comet Conversion Incremental Revolving Facility Agreement) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement and, if not defined in the Collateral Agreement, in the Credit Agreement.
C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 8.13 of the Collateral Agreement provides that additional Subsidiaries of the Company may become Subsidiary Loan Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned (each, a “New Subsidiary” and collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
Accordingly, the Administrative Agent and the New Subsidiaries agree as follows:
SECTION 1. In accordance with Section 8.13 of the Collateral Agreement, each New Subsidiary by its signature below becomes a Subsidiary Loan Party, Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party, Grantor and Guarantor and each New Subsidiary hereby (a) agrees to all

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the terms and provisions of the Collateral Agreement applicable to such New Subsidiary as a Subsidiary Loan Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance, as the case may be, in full of the Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in and to the Collateral now owned or hereafter acquired by such New Subsidiary. Each reference to a “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include each New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. Each New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Each New Subsidiary hereby irrevocably authorizes the Administrative Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets, whether now owned or hereafter acquired” of such New Subsidiary or words of similar effect or of a lesser scope or with greater detail or describe the collateral covered thereby with the description set forth on Exhibit A hereto and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such New Subsidiary is an organization, the type of organization and any organizational identification number issued to such New Subsidiary and (B) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each New Subsidiary agrees to provide the information required for any such filing to the Administrative Agent promptly upon request. The Administrative Agent (or its designee) is further authorized by each New Subsidiary to file with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such New Subsidiary, without the signature of such New Subsidiary, and naming such New Subsidiary as debtor and the Administrative Agent as secured party; provided that notwithstanding anything to the contrary in any of the Loan Documents, such New Subsidiary shall not have any obligation to perfect any Security Interest or lien, or record any notice thereof, in any Article 9 Collateral consisting of Intellectual Property in any jurisdiction other than the United States.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually signed counterpart of this Supplement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Supplement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of each New Subsidiary, its jurisdiction of formation and the location of its chief executive office, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Equity Interests of each New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all the Pledged Debt Securities owned by such New Subsidiary, (d) set forth on Schedule IV attached hereto is a true and complete list (in all material respects) of (i) all Patents that have been granted by the United States Patent and Trademark Office and for which published United States applications are pending, (ii) all Copyrights that have been registered with the United States Copyright Office, (iii) all Trademarks that have been registered with the United States Patent and Trademark Office and for which United States registration applications are pending and (iv) all exclusive Copyright Licenses under which such Grantor is a licensee and that, in the case of clauses (i), (ii) and (iii) are owned by each New Subsidiary, in each case truly and completely specifying the name of the registered owner, title or mark, registration or application number, and (except with respect to Copyrights) registration date (if already registered) or application date and, with respect to any exclusive Licenses, the licensee, the licensor and date of license agreement and (e) set forth on Schedule V attached hereto is a true and correct schedule of each Commercial Tort Claim that is not an Excluded Asset, including a summary description of such claim.
SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Collateral Agreement.
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IN WITNESS WHEREOF, each New Subsidiary and the Administrative Agent has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

ATM NATIONAL, LLC,
by
/s/ Brad Conrad
Name: Brad Conrad
Title: Treasurer
CATM HOLDINGS LLC,
by
/s/ Brad Conrad
Name: Brad Conrad
Title: President

CARDTRONICS, INC.,
by
/s/ Brad Conrad
Name: Brad Conrad
Title: President

CARDTRONICS HOLDINGS, LLC,
by
/s/ Brad Conrad
Name: Brad Conrad
Title: President

CARDTRONICS USA, INC.,
by
/s/ Brad Conrad
Name: Brad Conrad
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
by
/s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President